AMENDMENT No. 1 to Collaboration and License Agreement between Akeso, Inc. and Summit Therapeutics Sub, Inc. This Amendment No. 1 (“Amendment No. 1” or “Amendment”) is entered into as of January 16, 2023 (“Amendment No. 1 Effective Date”) by and between Akeso, Inc. (康方生物科技（开曼）有 限公司 (“Akeso") and Summit Therapeutics Sub, Inc. (“Summit”). Akeso and Summit are each referred to individually herein as a “Party” and collectively as the “Parties”. WHEREAS, Akeso and Summit are Parties to a Collaboration and License Agreement executed on December 5, 2022 (“Agreement”) concerning the development and commercialization of Licensed Products; WHEREAS, Akeso has determined that the Agreement is an acquisition of all substantial rights in underlying intellectual property by Summit in the License Territory and Summit is aligned in such determination, and the Parties agree to treat and report such acquisition of all substantial rights in the underlying intellectual property as an acquisition of such rights for United States federal income tax purposes; WHEREAS, Akeso desires to amend the named entity for purposes of payments under the terms of the Agreement and Summit is willing to do so subject to the terms and conditions set forth herein. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows: 1. Unless otherwise defined herein, all capitalized words in this Amendment shall have the meaning attributed to them in the Agreement. 2. The Parties hereby agree that, as of the Amendment No. 1 Effective Date, the Agreement is amended as set forth in this Section 2. A. Section 8.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “8.1 Payment Method. All payments to be made under this Agreement shall be made in U.S. Dollars to Akeso, Inc. When calculating Net Sales that occur in currencies other than in U.S. Dollars, Summit shall convert the amount of such sales into U.S. Dollars using the average applicable exchange rate for converting currency to U.S. Dollars as published by the Wall Street Journal during the duration of the Calendar Quarter. All payments hereunder shall be made by bank wire transfer in immediately available funds to an account designated by Akeso.” B. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “4.1. Exclusive License to Summit. Subject to the terms and conditions of this Agreement, Akeso shall grant and hereby grants to Summit during the Term (as defined herein) of this Agreement an exclusive (subject to Section 4.6 (Akeso Limited Retained Rights)), sublicensable (subject to Section 4.4.1 (Affiliates

Sublicensees)), royalty-bearing license under the Akeso AK112 Patents, (including any interest in any Joint Patent) and Akeso Licensed Know-How: (a) to use, Develop, Manufacture, and Commercialize the Licensed Products and (b) to use, Develop, Manufacture, and Commercialize the Licensed Compounds for the purposes of Developing, Manufacturing and Commercializing the Licensed Products; in each case, in the License Territory for use in the License Field For clarity, Akeso shall have the right to sell, import and supply Licensed Compound or Licensed Product to Summit, its Affiliates and (to the extent authorized in writing by Summit), Summit’s Licensees in the License Territory in accordance with Section 9.1(Supply Terms). The Parties agree that the license granted pursuant to this Section 4.1 is intended to be construed as a transfer of all substantial rights in the underlying intellectual property rights, and accordingly, the Parties shall consistently report such license grant as an acquisition of such rights by Summit for United States federal income tax purposes.” C. Section 14.1 of the Agreement is hereby deleted in its entirety and replaced with the following: “14.1 Indemnification by Akeso. Akeso shall indemnify and hold harmless each of Summit, its Affiliates and the respective directors, officers and employees of such entities and the respective successors and assigns of any of the foregoing (the “Summit Indemnitees”), from and against any and all liabilities, damages, taxes, penalties, interest payments, fines, costs and expenses (including, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Liabilities”) from any claims, actions, suits or proceedings brought by a Third Party (including any governmental tax authority (such as the Internal Revenue Service (“IRS”) in the United States, the State Taxation Administration (“STA”) in China or the Tax Information Authority (“TIA”) in the Cayman Islands)) (a “Third Party Claim”) incurred by any Summit Indemnitee arising from or occurring as a result of either directly or indirectly: (a) the Development, Manufacture, or Commercialization of Licensed Product in the License Territory by or on behalf of Akeso or its Affiliates (except to the extent that any such Development activities are conducted by or on behalf of Summit or its Affiliates or third parties on behalf of Summit as permitted under this Agreement) or its or their respective licensee or sublicensee prior to the Effective Date, (b) the Development, Manufacture or Commercialization of Licensed Compound or Products in the Non-License Territory (including any Third Party Infringement Actions in the Non-License Territory), (c) the breach or violation of any covenant or Akeso obligations under this Agreement, including Akeso’s representation, warranties or covenants set forth herein, (d) the conduct of any pharmacovigilance- related activities set forth in Section 2.9.2 (Adverse Event Reporting) by or on behalf of Akeso (except to the extent that such Third Party Claim arises from Summit’s provision of false, misleading, inaccurate or incomplete information to Akeso under Section 2.9.2 (Adverse Event Reporting) or Summit’s breach of its obligations under the Pharmacovigilance Agreement), (e) the willful misconduct or grossly negligent acts of or violation of Applicable Law by any Akeso Indemnitee, or (f) this Amendment, including but not limited to, the change in the named party for payments in this Agreement and the reporting of the license in Section 4.1 as an acquisition for United States federal income tax purposes. Except as to Section 14.1(f), the foregoing indemnity obligation shall not apply to the extent that (i) Summit Indemnitees fail to comply with the indemnification procedures set forth in Section 14.3 (Procedure) and Akeso’s defense of the relevant Third Party Claim is materially prejudiced by such failure, or (ii) any Third Party Claim arises from, is based on, or results from any activity or occurrence for which Summit is obligated to indemnify the Akeso Indemnitees under Section 14.2 (Indemnification by Summit). 3. Except for the above paragraphs within sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain in full force and effect. This Amendment No. 1 is hereby incorporated into and deemed a part of the Agreement and any future reference to the Agreement shall include a refence to the terms and conditions of this Amendment. 4. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement. IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date. Akeso, Inc. Summit Therapeutics Sub, Inc. By: /s/ Michelle Yu Xia By: /s/ Robert W. Duggan Name: Michelle Yu Xia Name: _Robert W. Duggan Title: CEO Title: CEO Summit Therapeutics Sub, Inc. By: /s/ Mahkam Zanganeh Name: Mahkam Zanganeh Title: Co-CEO & President